UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 21, 2004

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                           ____________________________

                 DELAWARE                             000-25887                         36-3681151
       (State or other jurisdiction           (Commission file number)              (I.R.S. employer
            of incorporation)                                                      identification no.)

            TEN NORTH DEARBORN                                                            60602
            CHICAGO, ILLINOIS                                                           (Zip Code)
 (Address of principal executive offices)


                        Registrant's telephone number, including area code: (312) 683-7100

                                              NOT APPLICABLE
                        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
         ------------

         On April 21, 2004, PrivateBancorp, Inc. (the "Company") announced its intent to expand to the southeastern Wisconsin market with the opening of The PrivateBank-Wisconsin. The Company also announced that the Company's Nominating and Corporate Governance Committee has recommended the appointment of Jay B. Williams to its Board of Directors as well as the board of directors of The PrivateBank and Trust Company. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's announcement, which is incorporated herein by reference.


ITEM 7(c).  EXHIBITS.
            --------

         Exhibit 99.1   Press Release dated April 21, 2004.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRIVATEBANCORP, INC.


Date:  April 21, 2004                       By:/s/ Ralph B. Mandell
                                               ---------------------------------
                                               Ralph B. Mandell
                                               Chairman of the Board and Chief
                                                 Executive Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1     Press Release dated April 21, 2004